                                    Table of Contents

                                             OVERVIEW
                               LETTER TO SHAREHOLDERS      1
                                    ECONOMIC SNAPSHOT      2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS      4

                                PORTFOLIO AT A GLANCE
                                       CREDIT QUALITY      6
                        TWELVE-MONTH DIVIDEND HISTORY      6
                                     TOP FIVE SECTORS      7
        NET ASSET VALUE AND COMMON SHARE MARKET PRICE      7
                     Q&A WITH YOUR PORTFOLIO MANAGERS      8
                                    GLOSSARY OF TERMS     12

                                       BY THE NUMBERS
                             YOUR TRUST'S INVESTMENTS     13
                                 FINANCIAL STATEMENTS     21
                        NOTES TO FINANCIAL STATEMENTS     26
                       REPORT OF INDEPENDENT AUDITORS     31
                           DIVIDEND REINVESTMENT PLAN     32



            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES     34
                         RESULTS OF SHAREHOLDER VOTES     35
                      TRUSTEE AND OFFICER INFORMATION     36

Look to
Van Kampen
as a
time-tested
partner.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIES GENERALLY DO NOT GROW IN A STRAIGHT LINE, AS WAS EVIDENT THROUGHOUT THE REPORTING PERIOD. ON THE HEELS OF THE SECOND QUARTER'S STRONG GROWTH, THE TREND SHIFTED TOWARD A REDUCED LEVEL OF ECONOMIC ACTIVITY IN SEPTEMBER AND OCTOBER 2002.

COMPANIES, ESPECIALLY THOSE IN MANUFACTURING, CONTINUED TO EXPRESS RELUCTANCE TO EXPAND INVENTORIES AND PAYROLLS. AS THEY'VE DONE THROUGHOUT MOST OF 2002, CONSUMERS TOOK ADVANTAGE OF THE LOWEST MORTGAGE AND FINANCING RATES SEEN IN DECADES. THE MONTHS-LONG HOME AND CAR BUYING SPREES CONTINUED IN OCTOBER, BUT CONSUMER CONFIDENCE STATISTICS--A KEY INDICATION OF ECONOMIC ACTIVITY IN FUTURE MONTHS--REVEALED A DRAMATIC DROP IN SENTIMENT.

THIS UNEXPECTED DIP IN CONFIDENCE HEIGHTENED INVESTORS' CONCERNS ABOUT THE UPCOMING HOLIDAY SHOPPING SEASON. ADDITIONALLY, IT GAVE INVESTORS REASON TO BELIEVE THE FEDERAL RESERVE OPEN MARKET COMMITTEE (FOMC) WOULD CHOOSE TO LOWER RATES AT ITS UPCOMING MEETING IN EARLY NOVEMBER.*

MANY INVESTORS ALSO PROVED WARY OF THE WEST COAST'S DOCKWORKERS' LABOR DISPUTE, THE RESULTING LOCK-OUT--AND THE POTENTIALLY NEGATIVE IMPLICATIONS IT COULD HAVE ON THE ECONOMY. WHILE THE PRESIDENT'S INVOCATION OF THE TAFT-HARTLEY ACT IN EARLY OCTOBER ENABLED DOCKWORKERS TO RESUME THEIR DUTIES--AND ALLOWED MERCHANDISE TO MOVE THROUGH THE PORTS AND INTO THE STORES--MANY INVESTORS FEARED THE DELAY WOULD IMPACT SALES AND, ULTIMATELY, PROFITABILITY.

AGAINST THIS BACKDROP, INFLATION LEVELS REMAINED WELL-CONTAINED AS CRUDE OIL PRICES EXPERIENCED A DRAMATIC DROP.

*NOTE: THE FOMC CUT INTEREST RATES BY 50 BASIS POINTS ON NOVEMBER 6, BRINGING THE INTENDED FEDERAL FUNDS RATE TO 1.25%--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 2000--October 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2002)

------------------------------
NYSE Ticker Symbol - VQC
------------------------------

-----------------------------------------------------------------------
One-year total return(1)                                      8.74%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.83%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       8.29%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.75%
-----------------------------------------------------------------------
Commencement date                                          09/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.78%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 12.17%
-----------------------------------------------------------------------
Preferred share market rate(4)                                1.75%
-----------------------------------------------------------------------
Net asset value                                              $17.29
-----------------------------------------------------------------------
Closing common share market price                            $16.56
-----------------------------------------------------------------------
One-year high common share market price (10/01/02)           $18.00
-----------------------------------------------------------------------
One-year low common share market price (03/27/02)            $15.38
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2002
- AAA/Aaa............  60.9%   [PIE CHART]
- AA/Aa..............   6.3%
- A/A................   9.3%
- BBB/Baa............  10.9%
- Non-Rated..........  12.6%
As of October 31, 2001
- AAA/Aaa............  52.1%   [PIE CHART]
- AA/Aa..............  15.4%
- A/A................   7.2%
- BBB/Baa............  10.8%
- Non-Rated..........  14.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended October 31, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                    $ 0.0830                           $ 0.0000
12/01                                                                    $ 0.0830                           $ 0.1892
1/02                                                                     $ 0.0860                           $ 0.0000
2/02                                                                     $ 0.0860                           $ 0.0000
3/02                                                                     $ 0.0860                           $ 0.0000
4/02                                                                     $ 0.0860                           $ 0.0000
5/02                                                                     $ 0.0860                           $ 0.0000
6/02                                                                     $ 0.0900                           $ 0.0000
7/02                                                                     $ 0.0900                           $ 0.0000
8/02                                                                     $ 0.0900                           $ 0.0000
9/02                                                                     $ 0.0935                           $ 0.0000
10/02                                                                    $ 0.0935                           $ 0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2002                   OCTOBER 31, 2001
                                                                      ----------------                   ----------------
Tax District                                                               16.20%                             14.30%
General Purpose                                                            15.70%                             20.20%
Public Building                                                            14.00%                              9.10%
Water & Sewer                                                               9.80%                              9.20%
Public Education                                                            9.50%                              5.60%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--October 1992 through October 2002) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
10/92                                                                     15.3100                            14.6250
                                                                          15.6400                            14.7500
                                                                          16.7800                            16.2500
                                                                          17.0700                            16.3750
                                                                          17.7000                            17.3750
12/93                                                                     17.4200                            16.7500
                                                                          15.6700                            15.1250
                                                                          15.4300                            15.2500
                                                                          15.2100                            14.8750
12/94                                                                     14.3500                            12.7500
                                                                          15.6900                            14.7500
                                                                          15.9400                            15.0000
                                                                          16.1700                            15.2500
12/95                                                                     16.8700                            15.3750
                                                                          16.1600                            15.8750
                                                                          16.1000                            15.2500
                                                                          16.5100                            15.8750
12/96                                                                     16.6700                            16.6250
                                                                          16.4200                            15.1250
                                                                          16.8600                            16.7500
                                                                          17.2600                            16.8125
12/97                                                                     17.6000                            17.0625
                                                                          17.5600                            17.5000
                                                                          17.6000                            17.3125
                                                                          18.0700                            18.1875
12/98                                                                     17.6200                            18.4375
                                                                          17.5000                            17.6875
                                                                          16.7300                            16.6250
                                                                          16.2500                            16.5625
12/99                                                                     15.5800                            13.4375
                                                                          15.9900                            15.0000
                                                                          16.0500                            15.2500
                                                                          16.4900                            15.5625
12/00                                                                     17.0300                            14.8750
                                                                          17.0300                            15.1000
                                                                          16.7700                            15.3000
                                                                          17.4100                            16.1600
12/01                                                                     16.6800                            16.0000
                                                                          16.4400                            15.5000
                                                                          17.0400                            16.9000
                                                                          18.0900                            17.7400
10/02                                                                     17.2900                            16.5600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JOSEPH PIRARO, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The economic backdrop of the
past 12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank (the "Fed") continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months. With that rate at historic lows, the economy appeared to be moving gradually into recovery.

    Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in April, and from then to the end of the period the bulk of the economic news came in weaker than expected. This, in combination with corporate-governance issues and geopolitical concerns, led to a marked deterioration in investor sentiment, and helped push municipal bond yields to levels not seen since the mid-1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations that were originated during periods of higher interest rates. This wave of new issuance is on track to lift calendar year 2002 above the record of $292 billion in issuance set in 1993.

    Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it appears to have been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to the bad news that drove the stock markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well, and led to general underperformance by lower-rated bonds relative to AAA paper.

    Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half, however, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed for the 12-month period.

    The troubled California market was roiled by continued weakness in the California economy, which led Moody's and Standard & Poor's to downgrade the state's general obligations early in the period. The downgrades served to depress prices briefly, but demand for the state's bonds soon overwhelmed supply and the California market rallied. Performance was especially strong in August and September, when the supply/demand imbalance became even more pronounced. October saw a reversal of this trend, as the California market suffered even more than the broader fixed income markets. This was the result of a number of factors, including a huge water issue that arrived just as the market was becoming expensive by historical norms.

    The portfolio continued to offer what we believe is a competitive level of tax-exempt income. The trust's monthly dividend of $0.0935 per share translated to a distribution rate of 6.78 percent based on the trust's closing common share market price on October 31, 2002. Based on these figures, investors would have to earn a distribution rate of 12.17 percent on a taxable investment (for an investor in the 44.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the 12 months ended October 31, 2002, the trust produced a total return of 8.74 percent based on common share market price. This reflects an increase in common share market price from $16.40 per share on October 31, 2001 to $16.56 per share on October 31, 2002. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 4.94 percent for the same period.

The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   Our primary strategy in managing
this trust was to keep it well diversified. One of the key ways we attempted to do this was to ensure that it was exposed to both highly rated as well as intermediate-quality paper. By the end of the period, the trust had just over two thirds (or 67 percent) of its holdings invested in bonds rated AA or better. This helped to ensure that the portfolio was responsive to falling interest rates, which served as a boon for performance during the period.

    At the same time, we maintained a position of roughly 23 percent in bonds rated BBB in combination with non-rated bonds. In keeping with the trust's mandate, all non-rated paper was subjected to rigorous internal screening to ensure that it was of comparable credit quality to an investment grade issue. These bonds helped to maintain the portfolio's yield.

    The portfolio also experienced a fair amount of call activity during the period, as issuers moved to lock in lower interest rates for their debt. Many of the bonds called from the portfolio were housing bonds. We reinvested the proceeds in sectors with revenues tied to essential services, on the premise that these revenues were likely to remain relatively stable regardless of the economic climate.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has
been for most of the past year. Economic activity is likely to pick up at some point, though it is of course difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle may be higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

    We also expect equity market sentiment to continue to be a key driver of cash flows into our market. Municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    Our longer-term outlook for California is fairly stable, given the economy's fundamental strength and the state's relatively low debt burden. Our near-term outlook, however, is for continued weakness as the state struggles to cover its shortfalls in tax revenues. On a more positive note, we expect the California market to regain its balance in terms of investor demand relative to supply of new issuance. The uptake of new bonds has been healthy for most of the past year, and we anticipate that it will continue to be for the near future.

    In order to seek to manage the portfolio's interest-rate exposure in a changing interest-rate environment, we may engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notational amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  142.2%
           CALIFORNIA  138.9%
$ 1,390    Abag Fin Auth For Nonprofit Corp CA Ctf
           Part Childrens Hosp Med Cent (AMBAC
           Insd)......................................   5.875%   12/01/19   $  1,553,450
    500    Abag Fin Auth For Nonprofit Corp CA Ctf
           Part Childrens Hosp Med Cent (AMBAC
           Insd)......................................   6.000    12/01/29        568,255
  1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
           Family Rev Hsg Utd Dominion Ser A Rfdg
           (Asset Gty Insd)...........................   6.400    08/15/30      1,071,600
  1,000    Bakersfield, CA Ctf Partn Convention Cent
           Expansion Proj (MBIA Insd).................   5.875    04/01/22      1,103,360
  3,600    Benicia, CA Uni Sch Dist Cap Apprec Ser B
           (MBIA Insd)................................    *       08/01/25      1,082,844
  1,000    Benicia, CA Uni Sch Dist Ser B (MBIA
           Insd)......................................    *       08/01/18        449,630
  1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
           Alloc Ser A Rfdg...........................   7.500    05/01/23      1,724,680
  1,055    Borrego, CA Wtr Dist Ctf Partn Wtr Sys
           Acquisition................................   7.000    04/01/27      1,117,699
  1,000    California Edl Fac Auth Rev Pooled College
           & Univ Proj Ser B..........................   6.125    04/01/13      1,082,290
  1,000    California Edl Fac Auth Rev Pooled College
           & Univ Ser B...............................   6.625    06/01/20      1,087,350
  1,670    California Edl Fac Auth Rev Student Ln CA
           Ln Pgm Ser A (MBIA Insd)...................   6.000    03/01/16      1,842,728
  2,500    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Cent Ser A.......................   6.125    12/01/19      2,685,850
  1,000    California Hsg Fin Agy Rev Cap Apprec Home
           Mtg Ser K (MBIA Insd)......................    *       08/01/24        277,650
    350    California Hsg Fin Agy Rev Home Mtg Ser B
           (MBIA Insd)................................   6.100    02/01/28        366,401
    480    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd)...............................   6.100    08/01/29        502,339
  6,200    California Pollutn Ctl Fin Auth Pollutn Ctl
           Rev Southn CA Edison Co (AMBAC Insd).......   6.000    07/01/27      6,340,616

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,310    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Pgm Ser B (GNMA
           Collateralized)............................   6.250%   12/01/31   $  1,421,586
    395    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA
           Collateralized)............................   7.800    02/01/28        452,389
  1,060    California Spl Dists Assn Fin Corp Ctf
           Partn Spl Dists Fin Pgm Ser KK (FSA
           Insd)......................................   5.800    11/01/29      1,137,115
  2,655    California St Cpn Muni Rcpts...............    *       03/01/08      2,188,623
  2,655    California St Cpn Muni Rcpts...............    *       09/01/09      2,043,899
  1,000    California St (XLCA Insd)..................   5.750    05/01/10      1,150,500
  9,600    California St Prin Muni Rcpts..............    *       09/01/09      7,390,368
  1,000    California St Pub Wks Brd Lease Rev Dept
           Hlth Svcs Ser A (MBIA Insd)................   5.750    11/01/24      1,068,320
  2,340    California St Rfdg (FGIC Insd).............   5.000    02/01/23      2,354,157
  1,500    California St Univ Fresno Assn Sr Aux
           Organization Event Ctr.....................   6.000    07/01/26      1,530,780
  1,000    California St Vet (AMBAC Insd).............   6.200    02/01/16      1,003,230
  2,000    California St Vet Ser BH (FSA Insd)........   5.400    12/01/16      2,065,800
  1,500    California St Vet Ser BJ...................   5.700    12/01/32      1,536,240
  2,000    California Statewide Cmntys Dev Auth Ctf
           Partn (a)..................................   7.250    11/01/29      2,058,500
  2,000    Campbell, CA Redev Agy Tax Alloc Ctr
           Campbell Redev Proj Ser A..................   6.550    10/01/32      2,148,080
  1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd)......................................    *       08/01/24        501,611
  1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd)......................................    *       08/01/25        498,379
    270    Carson, CA Impt Bond Act 1915 Assmt Dist No
           92-1.......................................   7.375    09/02/22        279,609
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)...................    *       08/01/27        289,424
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)...................    *       08/01/28        274,104
  2,475    Chula Vista, CA Redev Agy Tax Alloc Sr
           Bayfront Ser D Rfdg........................   8.625    09/01/24      2,964,827
  1,000    Coachella, CA Redev Agy Tax Alloc Proj Area
           No 3 Rfdg..................................   5.875    12/01/28      1,005,690
  1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon
           Corridor Redev.............................   6.300    09/01/36      1,056,360
    370    Contra Costa Cnty, CA Pub Fin Auth Tax
           Alloc Rev Ser A............................   7.100    08/01/22        377,870
  2,005    Coronado, CA Uni Sch Dist Ser B (FGIC
           Insd)......................................   5.375    08/01/26      2,105,069

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$   620    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
           Ranch Area Ser A...........................   6.500%   09/01/15   $    664,919
  1,000    Duarte, CA Redev Agy Tax Alloc Davis
           Addition Proj Area Rfdg....................   6.700    09/01/14      1,089,890
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1
           Ser E (FGIC Insd)..........................   5.000    04/01/15      1,010,040
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)................................   5.000    06/01/21      1,019,180
  2,445    East Bay, CA Muni Util Dist Wtr Sys Rev
           Sub........................................   5.250    06/01/19      2,574,047
  1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
           Refin......................................   5.900    09/02/21      1,237,056
  1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
           Cmnty Fac Dist No 5 New Sch (FSA Insd).....   5.375    08/15/29      1,035,280
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
           (Connie Lee Insd)..........................   5.250    12/01/19      1,061,520
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................    *       01/15/26      3,885,150
  4,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................    *       01/15/30        810,800
  2,500    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (b)............... 0/5.875    01/15/27      1,667,600
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A (Escrowed
           to Maturity) (b)........................... 0/7.050    01/01/10      2,124,020
  1,000    Glendale, CA Uni Sch Dist Ser C (FSA
           Insd)......................................   5.500    09/01/19      1,071,980
  2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
           Rfdg.......................................   5.500    10/01/19      1,892,500
  1,000    Huntington Park, CA Pub Fin Auth Lease Rev
           Wastewtr Sys Proj Ser A....................   6.200    10/01/25      1,032,860
  1,435    Irvine, CA Pub Fac & Infrastructure Auth
           Assmt Rev Ser B (AMBAC Insd)...............   5.000    09/02/22      1,452,148
  1,500    La Quinta, CA Redev Agy Tax Alloc Redev
           Proj Area No 1 (AMBAC Insd)................   5.125    09/01/32      1,526,970
  2,220    Lodi, CA Ctf Partn Pub Impt Fin Proj (MBIA
           Insd)......................................   5.000    10/01/31      2,231,122
  3,555    Long Beach, CA Hbr Rev Ser A (FGIC Insd)...   5.250    05/15/18      3,672,102
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A First Tier Sr Ser C Rfdg
           (AMBAC Insd)...............................   5.000    07/01/23      2,015,700
 12,000    Los Angeles Cnty, CA Pension Oblig Ctf Ltd
           Muni Oblig Ser A (MBIA Insd)...............   6.900    06/30/08     14,404,200

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,200    Los Angeles Cnty, CA Sch Regionalized
           Business Svc Ctf Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd).....................    *       08/01/26   $    336,408
  1,000    Los Angeles, CA Cmnty College Dist Ctf Part
           City College Satellite Ser A (MBIA Insd)...   5.000%   08/01/26      1,005,910
  1,900    Los Angeles, CA Ctf Part...................   5.700    02/01/18      1,954,416
  1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
           Rio W L. A. (AMBAC Insd)...................   6.000    11/01/19      1,133,150
  1,468    Los Angeles, CA Multi-Family Rev Hsg
           Earthquake Rehab Proj Ser A (FNMA
           Collateralized)............................   5.700    12/01/27      1,600,705
  1,310    Los Angeles, CA Single Family Home Mtg Rev
           Pgm Ser A (GNMA Collateralized)............   6.875    06/01/25      1,325,720
  1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
           (MBIA Insd)................................   5.375    07/01/18      1,072,170
  1,000    Los Gatos, CA Jt Uni High Sch Election of
           1998 Ser C (FSA Insd)......................   5.000    06/01/27      1,008,220
  1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac
           Corp (MBIA Insd)...........................   5.250    06/01/30      1,030,710
  2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
           Ser A Rfdg.................................   4.750    07/01/22      1,963,520
  3,720    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev (AMBAC Insd)......................    *       08/01/27        848,458
  2,710    Modesto, CA Irr Dist Ctfs Partn Cap Impts
           Ser A (FSA Insd)...........................   5.250    07/01/17      2,906,367
  1,000    Moorpark, CA Uni Sch Dist Ser A (FSA
           Insd)......................................   5.000    08/01/23      1,011,860
  1,110    Mountain View Los Altos, CA Uni High Sch
           Dist Cap Apprec Ser D (FSA Insd)...........    *       08/01/24        349,306
  2,000    Murrieta, CA Redev Agy Tax Alloc Redev Proj
           (MBIA Insd)................................   5.000    08/01/32      2,008,500
  2,000    Needles, CA Pub Util Auth Util Sys
           Acquisition Proj Ser A.....................   6.500    02/01/22      2,021,700
  2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
           Part Energy Retrofit Proj (Prerefunded @
           11/15/06) (a)..............................   6.750    11/15/14      2,384,280
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
           Part Om-Energy Retrofit Proj (Prerefunded @
           11/15/02) (a)..............................   7.000    11/15/11      1,166,980
  2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
           Insd)......................................   5.750    06/01/15      2,184,540

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,545    Palm Desert, CA Fin Auth Hsg Set Aside
           (MBIA Insd)................................   5.000%   10/01/31   $  1,557,932
  1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
           Civic Ctr West (Escrowed to Maturity)......    *       12/01/07      1,278,180
  1,040    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
           (MBIA Insd)................................   5.000    10/01/24      1,050,660
  1,000    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
           (MBIA Insd)................................   5.000    10/01/31      1,004,870
  1,375    Pittsburg, CA Redev Agy Tax Alloc Los
           Medanos Cmnty Dev Proj (AMBAC Insd)........    *       08/01/26        387,434
    640    Port of Oakland, CA Spl Fac Rev Mitsui
           O.S.K. Line Ltd Ser A (LOC: Industrial Bank
           of Japan)..................................   6.800    01/01/19        648,429
  2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev
           Plan 1984 Proj Ser A-E (MBIA Insd).........   5.250    04/01/33      2,613,076
  1,120    Redding, CA Redev Agy Tax Alloc Market
           Street Redev Proj Ser A....................   6.700    09/01/23      1,167,320
  1,800    Redlands, CA Redev Agy Tax Alloc Redev Proj
           Ser A Rfdg (MBIA Insd).....................   4.750    08/01/21      1,794,348
  1,000    Redondo Beach, CA Pub Fin Auth Rev South
           Bay Ctr Redev Proj.........................   7.000    07/01/16      1,084,420
  4,000    Redwood City, CA Sch Dist (FGIC Insd)......   5.000    07/15/23      4,047,280
  3,000    Redwood City, CA Sch Dist (FGIC Insd)......   5.000    07/15/27      3,022,740
  2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg...   7.250    06/01/17      2,036,800
  2,000    Sacramento Cnty, CA San Dist Fin Auth Rev
           Rfdg (AMBAC Insd)..........................   5.500    12/01/17      2,279,820
  1,900    Sacramento Cnty, CA San Dist Fin Auth Rev
           Ser A......................................   5.875    12/01/27      2,087,929
  2,000    Sacramento, CA City Fin Auth City Hall &
           Redev Proj Ser A (FSA Insd)................   5.000    12/01/28      2,014,880
  1,500    Sacramento, CA City Fin Auth Lease Rev CA
           EPA Bldg Ser A (AMBAC Insd)................   4.750    05/01/23      1,470,150
  2,000    Salinas Vly, CA Solid Waste Auth Rev (AMBAC
           Insd)......................................   5.250    08/01/31      2,026,500
  2,500    San Bernardino, CA Redev Agy Tax Alloc San
           Sevaine Redev Proj Ser A...................   7.000    09/01/24      2,636,925
  6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf
           Partn Ser B (Inverse Fltg) (Prerefunded @
           04/27/06) (MBIA Insd) (c)..................  10.920    04/08/21      7,832,940
  2,650    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd).....................   6.400    09/01/18      2,711,480

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 5,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (AMBAC Insd)....................   6.100%   09/01/19   $  5,114,250
  1,000    San Diego, CA Redev Agy Centre City Redev
           Proj Ser A.................................   6.400    09/01/25      1,062,130
  1,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Rev Second Ser Issue 12-A (FGIC
           Insd)......................................   5.800    05/01/21      1,067,050
  1,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Second Ser 27A Rfdg (MBIA
           Insd)......................................   5.250    05/01/26      1,016,100
  4,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Second Ser 27-A Rfdg (MBIA
           Insd)......................................   5.250    05/01/31      4,058,880
  3,520    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone...................    *       07/01/09      2,727,120
  4,250    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone...................    *       07/01/12      2,802,322
  2,130    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone...................    *       07/01/14      1,245,155
    800    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone (FSA Insd)........   6.750    07/01/15        879,888
  5,000    San Jose, CA Fin Auth Lease Rev Convention
           Ctr Proj Ser F Rfdg (MBIA Insd)............   5.000    09/01/17      5,249,050
  1,000    San Jose, CA Single Family Mtg Rev Cap
           Accumulator (Escrowed to Maturity) (GEMIC
           Insd)......................................    *       04/01/16        529,540
  2,000    San Leandro, CA Ctf Partn Lib & Fire
           Stations Fin (AMBAC Insd)..................   5.750    11/01/29      2,150,560
  1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt
           Proj Area 3 Ser A..........................   6.750    10/01/30      1,071,600
  1,575    San Marcos, CA Redev Agy Tax Alloc.........   6.000    08/01/29      1,599,995
  2,820    Santa Ana, CA Uni Sch Dist (MBIA Insd).....   5.375    08/01/27      2,949,100
  1,000    Santa Ana, CA Multi-Family Hsg Rev Villa
           Del Sol Apts Ser B (FNMA Collateralized)...   5.650    11/01/21      1,020,310
  2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax No
           92-1 Ser A.................................   7.450    11/15/10      2,044,240
  1,180    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
           Plaza II Rfdg (a)..........................   6.000    09/01/12      1,260,169
  5,000    Southern, CA Pub Pwr Auth Pwr Proj Rev
           Multi-Projs................................   6.750    07/01/12      6,167,650
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A..............   5.800    09/01/14      1,058,570

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Stockton, CA South Stockton Cmnty Facs Dist
           Spl Tax No 90-1 Rfdg.......................   6.400%   09/01/15   $  1,047,060
  1,000    Ventura Cnty, CA Cmnty College Ser A (MBIA
           Insd)......................................   5.500    08/01/23      1,064,660
  2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth I
           (FSA Insd).................................   5.250    08/15/15      2,185,120
  1,000    Vista, CA Uni Sch Dist Ser A (FSA Insd)....   5.000    08/01/23      1,011,860
  1,000    Vista, CA Mobile Home Pk Rev Estrella De
           Oro Mobile Home Ser A......................   5.875    02/01/28        967,350
                                                                             ------------
                                                                              232,655,118
                                                                             ------------
           PUERTO RICO  1.3%
  2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II
           (XLCA Insd)................................   5.375    07/01/17      2,194,220
                                                                             ------------

           U. S. VIRGIN ISLANDS  2.0%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A..........................   6.375    10/01/19      1,108,500
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A..........................   6.500    10/01/24      1,109,670
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A (ACA Insd)...............   6.125    10/01/29      1,071,540
                                                                             ------------
                                                                                3,289,710
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  142.2%
  (Cost $218,307,681).....................................................    238,139,048
SHORT-TERM INVESTMENT  0.8%
  (Cost $1,300,000).......................................................      1,300,000
                                                                             ------------

TOTAL INVESTMENTS  143.0%
  (Cost $219,607,681).....................................................    239,439,048
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...............................      3,030,615
PREFERRED SHARES  (44.8%).................................................    (75,007,192)
                                                                             ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................   $167,462,471
                                                                             ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

 * Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
Total Investments (Cost $219,607,681).......................  $239,439,048
Cash........................................................        86,970
Interest Receivable.........................................     3,280,273
Other.......................................................         2,744
                                                              ------------
    Total Assets............................................   242,809,035
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       124,591
  Administrative Fee........................................        10,383
  Affiliates................................................         7,373
Trustees' Deferred Compensation and Retirement Plans........       141,370
Accrued Expenses............................................        55,655
                                                              ------------
    Total Liabilities.......................................       339,372
Preferred Shares............................................    75,007,192
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $167,462,471
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($167,462,471 divided by
  9,682,997 shares outstanding).............................  $      17.29
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................  $     96,830
Paid in Surplus.............................................   143,430,155
Net Unrealized Appreciation.................................    19,831,367
Accumulated Net Realized Gain...............................     2,443,177
Accumulated Undistributed Net Investment Income.............     1,660,942
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $167,462,471
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $242,462,471
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Interest....................................................  $13,710,785
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,442,883
Administrative Fee..........................................      311,552
Preferred Share Maintenance.................................      200,837
Legal.......................................................       27,016
Trustees' Fees and Related Expenses.........................       16,976
Custody.....................................................       14,387
Other.......................................................      167,828
                                                              -----------
    Total Expenses..........................................    2,181,479
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,529,306
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,450,903
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   23,236,589
  End of the Period.........................................   19,831,367
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,405,222)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (954,319)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,197,507)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,377,480
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED         YEAR ENDED
                                                      OCTOBER 31, 2002   OCTOBER 31, 2001
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 11,529,306       $ 11,535,035
Net Realized Gain....................................      2,450,903          2,269,874
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     (3,405,222)         8,130,667
Distributions to Preferred Shareholders:
  Net Investment Income..............................       (758,181)        (2,233,848)
  Net Realized Gain..................................       (439,326)          (322,420)
                                                        ------------       ------------
Change in Net Assets from Operations.................      9,377,480         19,379,308

Distributions to Common Shareholders:
  Net Investment Income..............................    (10,195,665)        (8,772,392)
  Net Realized Gain..................................     (1,832,023)        (1,023,493)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..     (2,650,208)         9,583,423

NET ASSETS:
Beginning of the Period..............................    170,112,679        160,529,256
                                                        ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,660,942
  and $964,091, respectively)........................   $167,462,471       $170,112,679
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                       YEAR ENDED OCTOBER 31,
                                               --------------------------------------
                                               2002 (a)    2001      2000      1999
                                               --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 17.57    $ 16.58   $ 15.78   $ 17.93
                                               -------    -------   -------   -------
    Net Investment Income....................     1.19       1.19      1.20      1.20
    Net Realized and Unrealized Gain/Loss....     (.10)      1.08       .82     (1.90)
    Common Share Equivalent of Distributions
    Paid to Preferred Shareholders:
      Net Investment Income..................     (.08)      (.23)     (.28)     (.21)
      Net Realized Gain......................     (.05)      (.03)      -0-      (.05)
                                               -------    -------   -------   -------
Total from Investment Operations.............      .96       2.01      1.74      (.96)
Less Distributions Paid to Common
  Shareholders:
      Net Investment Income..................     1.05        .91       .94       .99
      Net Realized Gain......................      .19        .11       -0-       .20
                                               -------    -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD...........  $ 17.29    $ 17.57   $ 16.58   $ 15.78
                                               =======    =======   =======   =======
Common Share Market Price at End of the
  Period.....................................  $ 16.56    $ 16.40   $ 15.00   $ 15.25
Total Return (b).............................    8.74%     16.59%     4.70%   -11.34%
Net Assets at End of the Period (In
  millions)..................................  $ 167.5    $ 170.1   $ 160.5   $ 152.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)............    1.32%      1.52%     1.62%     1.56%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).....    6.97%      7.01%     7.66%     7.02%
Portfolio Turnover...........................      18%        15%       20%       24%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c).............     .91%      1.04%     1.09%     1.07%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....    6.51%      5.65%     5.85%     5.78%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...........    3,000      3,000     3,000     3,000
Asset Coverage Per Preferred Share (e).......  $80,823    $81,704   $78,510   $75,918
Involuntary Liquidating Preference Per
  Preferred Share............................  $25,000    $25,000   $25,000   $25,000
Average Market Value Per Preferred Share.....  $25,000    $25,000   $25,000   $25,000

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

        TWO
      MONTHS
       ENDED                           YEAR ENDED AUGUST 31,
    OCTOBER 31,   ---------------------------------------------------------------
       1998         1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------
     $  17.85     $  17.08   $  16.28   $  16.13   $  15.70   $  17.45   $  15.82
     --------     --------   --------   --------   --------   --------   --------
          .20         1.23       1.26       1.26       1.27       1.28       1.30
          .09          .85        .90        .23        .52      (1.69)      1.66
         (.04)        (.24)      (.25)      (.29)      (.31)      (.23)      (.21)
          -0-         (.02)      (.02)       -0-        -0-       (.01)      (.03)
     --------     --------   --------   --------   --------   --------   --------
          .25         1.82       1.89       1.20       1.48       (.65)      2.72
          .17          .99       1.02       1.05       1.05       1.05        .98
          -0-          .06        .07        -0-        -0-        .05        .11
     --------     --------   --------   --------   --------   --------   --------
     $  17.93     $  17.85   $  17.08   $  16.28   $  16.13   $  15.70   $  17.45
     ========     ========   ========   ========   ========   ========   ========
     $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00   $  15.50   $  16.75
        4.09%*      12.96%     11.45%     14.89%      3.95%     -0.90%     18.66%
     $  172.9     $  172.0   $  164.4   $  156.7   $  155.2   $  151.1   $  168.0
        1.58%        1.59%      1.61%      1.64%      1.66%      1.62%      1.58%
        6.75%        7.02%      7.56%      7.70%      8.24%      7.76%      7.96%
           2%*         21%        17%        10%        16%         7%        26%
        1.10%        1.10%      1.10%      1.11%      1.10%      1.10%      1.07%
        5.40%        5.63%      6.05%      5.95%      6.22%      6.34%      6.70%
        1,500        1,500      1,500      1,500      1,500      1,500      1,500
     $165,283     $164,687   $159,598   $154,463   $153,465   $150,717   $161,977
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2002, the Trust had no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities daily. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $117,566 increase in cost of securities and a corresponding $117,566 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to increase net investment income by $17,607; decrease net unrealized depreciation by $366, and decrease net realized gains by $17,973. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $219,490,481
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,100,840
Gross tax unrealized depreciation...........................      (152,273)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 19,948,567
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The tax character of distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary income...........................................  $   99,612    $      -0-
  Long-term capital gain....................................   2,176,077     1,340,189
                                                              ----------    ----------
                                                              $2,275,689    $1,340,189
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax differences relating to expenses not deductible for tax purposes totaling $3,825 has been reclassified from accumulated undistributed net investment income to paid in surplus.

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  127,329
Undistributed long-term capital gain........................   2,370,406

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2002, the Trust recognized expenses of approximately $15,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2002, the Trust recognized expenses of approximately $32,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $43,845,325 and $47,694,728, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,000 shares of APS. Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 2002 was 1.750% and for the year then ended rates ranged from 1.199% to 2.786%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the year ended October 31, 2002, the Trust did not enter into any of these transactions.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2002. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $2,176,077 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch..........................................  9,002,928             93,455
Howard J Kerr..........................................  9,000,778             95,605

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Meyers, Richard F. Powers, III, and Wayne W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1991  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1991  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1991  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       96
(56)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          96
333 West Wacker Drive                   since 1991  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since December 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex. President and Chief Operating
                                                              Officer of Morgan Stanley since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Strategic Officer of Morgan Stanley Investment Advisors Inc.
                                                              and Morgan Stanley Services Company Inc. and Executive Vice
                                                              President of Morgan Stanley Distributors Inc. April 1997-
                                                              June 1998, Vice President of the Morgan Stanley Funds May
                                                              1997-April 1999, and Executive Vice President of Dean
                                                              Witter, Discover & Co. prior to May 1997.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VQC ANR 12/02                                                  Member NASD/SIPC.
                                                                8814L02-AS-12/02